SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 18, 2003

                                HUMBOLDT BANCORP
             (Exact name of registrant as specified in its charter)

        California                   0-27784                  93-1175446
         ----------                  -------                  ----------
(State or other jurisdiction       (Commission              (I.R.S. Employer
    of incorporation               File Number)            Identification No.)
     or organization)


    2998 Douglas Blvd., Suite 330, Roseville, California 95661; 916-677-1133
          (Address and telephone number of principal executive offices)


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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

               99.1 Press release dated July 18, 2003.


Item 9. Other Regulation FD Disclosure/Results of Operations and Financial Condition (Item 12)

The purpose of this current report on Form 8-K is to disclose that Humboldt Bancorp issued a press release on July 18, 2003 announcing its unaudited financial results for the three and six-month periods ended June 30, 2003. The press release under this Item 9 is being furnished to meet the requirements of
Item 12 of Form 8-K.


                                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 18, 2003                                 HUMBOLDT BANCORP,
                                                     a California Corporation

                                                     /s/ Patrick J. Rusnak
                                                     -----------------------
                                                     Patrick J. Rusnak
                                                     Chief Financial Officer